GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,

International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

____________________________

INFORMATION STATEMENT

____________________________

August 4, 2020

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to GuideStone Funds (the "Trust").

The Board of Trustees of the Trust (the "Board") has approved the appointment of a new sub-adviser, Parametric Portfolio Associates LLC ("Parametric"), to manage a portion of the Global Bond Fund's ("GBF") portfolio on an as needed basis at the discretion of the GBF's investment adviser to employ temporary "completion portfolios." There were no changes to the GBF's investment objectives, principal investment strategies or principal investment risks nor a change in the overall management and advisory fees paid by the GBF as a result of the appointment of Parametric.

The Board has also approved new sub-advisory agreements with ClearBridge Investments, LLC ("ClearBridge"), a sub-adviser to the Growth Equity Fund ("GEF"), and Western Asset Management Company, LLC ("Western") sub-adviser to the Medium-Duration Bond Fund ("MDBF") and the GBF. Both ClearBridge and the Western were wholly-owned subsidiaries of Legg Mason, Inc. ("Legg"). On July 31, 2020, Legg was acquired by Franklin Resources, Inc. (the "Acquisition"). Pursuant to Section 15(a)(4) of the Investment Company Act of 1940, as amended, and Section 205(a)(2) of the Investment Advisers Act of 1940, as amended, the Acquisition constituted a change in control of ClearBridge and Western, which resulted in the assignment and termination of their sub-advisory agreements with the Trust. Accordingly, the Board considered and approved the new sub-advisory agreements prior to the Acquisition, which are substantially similar to the previous sub-advisory agreements with ClearBridge, on behalf of the GEF, and with Western, on behalf of the MDBF and the GBF.

Additionally, GuideStone Financial Resources of the Southern Baptist Convention, the holder of a majority of the outstanding voting securities of the Trust, has approved the election of David Cox Sr. to the Board of Trustees of the Trust.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones John R. Jones President

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund,

Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund, Global Real Estate

Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,

International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

____________________________

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Disclosures/Fund-Literature.

____________________________

August 4, 2020

This document is an Information Statement for shareholders of all series (each, a "Fund" and collectively, the "Funds") of GuideStone Funds (the "Trust"). GuideStone Capital Management, LLC (the "Adviser") serves as the investment adviser to the Funds and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Funds' principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Funds' transfer agent and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Northern Trust Company serves as the Funds' administration and fund accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about August 4, 2020, to the shareholders of record of each Fund as of July 15, 2020 (the "Record Date").

As described in the Funds' prospectus, the assets of the Funds are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") to permit the Adviser, subject to the approval of the Board of Trustees of the Trust (the "Board" or the "Trustees") to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not result in an increase in the overall management and advisory fees payable by the Funds, and subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within 90 days of the sub-adviser's appointment. This Information Statement provides such notice of the Board's approval of new sub-advisory agreements with Parametric Portfolio Associates LLC ("Parametric") on behalf of the Global Bond Fund ("GBF"), with ClearBridge Investments, LLC ("ClearBridge") on behalf of the Growth Equity Fund ("GEF")

and with the Western Asset Management Company, LLC ("Western") on behalf of the Medium- Duration Bond Fund ("MDBF") and the GBF.

The Trust has obtained the written consent of GuideStone Financial Resources of the Southern Baptist Convention ("GuideStone Financial Resources"), in lieu of holding a vote at a shareholder meeting, to elect David Cox Sr. to the Board, effective August 27, 2020. As disclosed in the Trust's prospectus, GuideStone Financial Resources at all times directly or indirectly owns, controls or holds with power to vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. As of the date of its approval, GuideStone Financial Resources directly or indirectly owned, controlled or held with power to vote of at least 60% of each Fund's shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval. Therefore, in accordance with the Trust's governing documents, the election of Mr. Cox has been approved by shareholders.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended

You may obtain a copy of the Trust's annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473- 8637) or by going to the  website at GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.Global Bond Fund: Appointment of Parametric Portfolio Associates LLC as Sub- Adviser

A. Overview

On May 18, 2020, the Board voted to approve the selection of a new sub-adviser, Parametric, to manage portions of the GBF portfolio on an as needed basis in consultation with the Adviser to employ temporary "completion portfolios." Parametric began serving as sub- adviser to the GBF on May 18, 2020. The investment objective, principal investment strategies, principal investment risks and the overall management and advisory fees of the GBF remained unchanged as a result of the appointment of Parametric. Shareholder approval was not necessary for the appointment of Parametric pursuant to an exemptive order from the SEC.

B.Appointment

At a regular, videoconference meeting held on May 18, 2020, the Board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as the term "interested person" is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the "1940 Act") considered and unanimously approved the Adviser's proposal to appoint Parametric as a sub-adviser to manage a portion of the GBF portfolio on an as needed, temporary basis for risk management purposes (a "completion portfolio") pursuant to a sub- advisory agreement among the Trust, the Adviser and Parametric (the "Parametric Agreement"). In addition to Parametric, the previously appointed active sub-advisers to the GBF continue to provide sub-advisory services with respect to their allocated portions of the GBF, except that a portion of one or more of those sub-advisers' respective allocations may be re-allocated to Parametric when a completion portfolio is being deployed. (A completion portfolio is a temporary investment portfolio designed to ensure that the GBF maintains its desired overall risk exposure.)

The Adviser's recommendation to hire Parametric was based on its analysis of the GBF's investment objective, the structure of the GBF's underlying sub-adviser composite and the GBF's risk profile. The Adviser's recommendation is intended to benefit the GBF by providing the Adviser with an additional tool to manage the risk profile of the GBF through the utilization of a temporary completion portfolio when markets move in an unexpected manner or other factors skew the GBF's risk profile from its target alignment.

C.Board Considerations

In making its determination to approve Parametric's selection as a sub-adviser to the GBF, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Parametric under the Parametric Agreement; the fees charged by Parametric for its completion portfolio services; and information regarding Parametric's ownership structure, investment management experience, personnel, clients, assets under management ("AUM"), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Parametric's completion portfolio services on behalf of the GBF. The Board considered that the Adviser believed Parametric's stated fee schedule for such services to be competitive.

The Board considered the profitability information provided by Parametric for its completion portfolios services currently provided to certain Select Funds. The Trustees also considered the Adviser's assessment of Parametric's financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Parametric, believed that Parametric was financially sound.

The Board considered the fees to be paid to Parametric under the Parametric Agreement, as well as the overall fee structure under the Parametric Agreement, in light of the nature, extent and quality of the services to be provided. Further, the Board considered that the GBF would pay Parametric a fee for completion portfolio services only when a completion portfolio is being utilized by the GBF. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the GBF's overall management and advisory fees generally would not be affected because a completion portfolio solution would be implemented on a limited or short-term basis, but that during the deployment of a completion portfolio, the GBF may realize some nominal savings on the assets managed by Parametric, as all existing active sub-advisers to the GBF currently have higher fee schedules. The Board also noted there would be no impact to the Adviser's profitability as a result of the utilization of a completion portfolio.

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Parametric and its affiliates as a result of its arrangements with the GBF. The Board concluded that any potential benefits to be derived by Parametric included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

The Board observed that the purpose of the Parametric completion portfolio engagement is to provide the Adviser with additional flexibility to manage the GBF's risk/return profile. The Adviser informed the Board that it has a positive working relationship with Parametric, noting that Parametric currently serves as sub-adviser to the Trust's Overlay Program, the Defensive Market Strategies Fund and the Strategic Alternatives Fund, as well as provides the completion portfolio program to certain Select Funds. The Board considered the Adviser's representation that Parametric would be comfortable implementing completion portfolios in accordance with the GBF's faith-based investment ("FBI") policy.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Parametric would provide completion portfolio services that are appropriate in scope and that the fees to be paid to Parametric by the GBF under the Parametric Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Parametric. In addition, since January 1, 2019, the beginning of the Trust's prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or a material proposed transaction to which Parametric, any parent or subsidiary of Parametric or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding Parametric. Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm's customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of June 30, 2020, Parametric had total firm AUM of approximately $299.7 billion. Parametric uses a team approach to manage assets. For the GBF, the team includes Justin Henne, CFA, Managing Director – Customized Equity Exposure, and Richard Fong, CFA, Senior Portfolio Manager. Messrs. Henne and Fong both have more than five years of experience with Parametric. More information about Parametric is provided in Appendix C.

Comparison of the Management Fees. The overall management and advisory fees paid by the GBF did not change as a result of the appointment of Parametric compared to the overall management and advisory fees paid by the GBF prior to the effective date of the Parametric Agreement. The GBF, and not the Adviser, pays the sub-advisory fees to Parametric directly; therefore, the appointment of Parametric is not expected to affect the Adviser's profitability with respect to the GBF.

Prior to the effectiveness of the Parametric Agreement, the Institutional Class and Investor Class of the GBF each paid overall management and advisory fees of 0.47% of average daily net assets for the year ended December 31, 2019. For the fiscal year ended December 31, 2019, the actual fees paid to the Adviser and the sub-advisers were $1,409,071 (0.25%) and $1,245,726 (0.22%), respectively.

Description of the Parametric Agreement. The Parametric Agreement became effective on May 18, 2020, and Parametric became available to provide services to the GBF on that date. This description of the Parametric Agreement is qualified in its entirety by the form of the Parametric Agreement, which is included in Appendix D. The terms of the Parametric Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the GBF's other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) certain provision changes regarding indemnification and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and with information regarding class action claims and obligations with respect to compliance matters.

The Parametric Agreement will continue in effect for an initial term of two years. Thereafter, the Parametric Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the GBF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Parametric Agreement, Parametric will manage the assets of the GBF that are allocated to Parametric by the Adviser. Parametric has discretion pursuant to the Parametric

Agreement to purchase and sell securities for its allocated segment of the GBF's assets in accordance with the GBF's objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to Parametric. Although Parametric is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Parametric Agreement recognizes that Parametric may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Parametric Agreement also provides that Parametric will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Parametric effects on behalf of the GBF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and

(2)provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the GBF's performance with respect to Parametric's investments on their behalf and make available to the Board and the Adviser any economic, statistical and investment services that Parametric normally makes available to its institutional investors or other customers.

The Parametric Agreement does not protect Parametric against liability to the GBF or GBF's shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach, of its duties and obligations under the Parametric Agreement. The Parametric Agreement will terminate automatically with respect to the GBF upon assignment or upon the termination of the GBF's Advisory Agreement with the Adviser. The Parametric Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

Further Information. More information about Parametric is included in Appendix C. The above information on the Parametric Agreement is only a summary and is qualified in its entirety by reference to the text of the Parametric Agreement, which is included in its entirety in Appendix D. Copies of the Parametric Agreement will be on file with the SEC and will be available: (i) on the SEC's EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

II.Growth Equity Fund, Medium-Duration Bond Fund and Global Bond Fund: Change in Control of ClearBridge Investments, LLC and Western Asset Management Company, LLC

A. Overview

Both ClearBridge and Western (together, the "Sub-Advisers") were wholly-owned subsidiaries of Legg Mason, Inc. ("Legg"). On July 31, 2020, Legg was acquired by Franklin Resources, Inc. ("Franklin Resources") (the "Acquisition"). Pursuant to Section 15(a)(4) of the 1940 Act and Section 205(a)(2) of the Investment Advisers Act of 1940, as amended, ("Advisers Act") the Acquisition constituted a change in control of ClearBridge and Western, which resulted in an assignment and termination of the investment sub-advisory agreements among the Trust, the Adviser and each of ClearBridge and Western. Accordingly, on May 18, 2020, the Board considered and approved the new sub-advisory agreements (the "New Agreements"), which are substantially similar to the previous sub-advisory agreements with ClearBridge, on behalf of the GEF, and with Western, on behalf of the MDBF and the GBF. The New Agreements were effective upon close of the Acquisition on July 31, 2020.

B. Approval of Sub-Advisory Agreements

At a regular, videoconference meeting held on May 18, 2020, the Board, including the Independent Trustees, considered and unanimously approved the Adviser's proposal to approve the New Agreements with ClearBridge, on behalf of the GEF, and with Western, on behalf of the MDBF and GBF.

The Adviser's recommendation to approve the New Agreements was based on its consideration that there would not be any change to the nature, extent or quality of the investment advisory services that ClearBridge and Western provide or any changes to the fee schedules assessed by ClearBridge or Western for the investment advisory services to the GEF and the MDBF and GBF, respectively.

C. Board Considerations

In making its determination to approve the New Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of considerations. The Board noted that the Acquisition was anticipated to occur later in the third quarter of 2020 and that upon the Acquisition the current agreements with Clearbridge, on behalf of the GEF, and Western, on behalf of the MDBF and the GBF, would be terminated as the Acquisition would be considered an "assignment" (as defined under the 1940 Act and the rules thereunder).

The Board considered that the New Agreements were substantially similar to the current agreements. The Board noted that the Sub-Advisers confirmed they will retain their autonomy in their relationship with Franklin Resources, ensuring that their investment philosophies, processes and brands would remain unchanged. The Board took into account that the Sub- Advisers stated there would not be any change to the nature, extent or quality of the investment sub-advisory services that ClearBridge provides to the GEF and Western provides to the MDBF and GBF. Further, the Board took note of the Adviser's representation that the portfolio management teams and the investment processes for the GEF, MDBF and GBF would remain the same after the Acquisition. The Board considered the anticipated benefits to the Sub- Advisers as a result of the Acquisition, such as increased access to capital and resources.

The Board considered the profitability information provided by the Sub-Advisers for the services currently provided to the GEF, MDBF and GBF. The Trustees also considered the Adviser's assessment of the Sub-Advisers' financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Sub-Advisers, believed that the Sub-Advisers were financially sound.

The Board considered the fees to be paid to the Sub-Advisers under the New Agreements, as well as the overall fee structure, in light of the nature, extent and quality of the services to be provided and noted that there would not be any changes to the current fee schedules with either ClearBridge or Western. The Board also considered the fees charged by other investment advisers that offer similar services. The Board additionally noted that there would be no impact to the Adviser's profitability as a result of the New Agreements.

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by the Sub-Advisers and their affiliates as a result of the New Agreements. The Board concluded that any potential benefits to be derived by the Sub-Advisers included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds. The Board noted the Adviser's representation that the Sub-Advisers would be comfortable to continue managing their strategies in accordance with the Funds' FBI policy.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that the Sub-Advisers would continue to provide investment management services that are appropriate in scope and that the fees to be paid to the Sub- Advisers under the New Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of ClearBridge or Western. In addition, since January 1, 2019, the beginning of the Trust's prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which ClearBridge or Western, any parent or subsidiary of ClearBridge or Western or any subsidiary of a parent of such entities was, or is to be, a party.

Further Information. More information about ClearBridge is included in Appendix E. More information about Western is included in Appendix G. The above information on the New Agreements is only a summary and is qualified in its entirety by reference to the text of the New Agreements, which are included in their entirety for ClearBridge as Appendix F and for Western as Appendix H. Copies of the New Agreements will be on file with the SEC and will be available: (i) on the SEC's EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

III.All Funds: Election of Trustee to the Board of Trustees

A. Overview

GuideStone Financial Resources, as holder of a majority of the outstanding voting securities of the Trust, has elected David Cox Sr. to the Board, effective August 27, 2020. The Trust's Amended and Restated Trust Instrument, dated May 1, 2017, provides that Mr. Cox will hold office until his resignation, removal or mandatory retirement, or until he ceases to be a member of the Board of Trustees of GuideStone Financial Resources. Mr. Cox will serve as a Trustee who is an "interested person" of the Trust, as the term is defined in Section 2(a)(19) of the 1940 Act of the Trust ("Interested Trustee").

B.Information Regarding the Board of Trustees

The operations of each Fund are under the supervision of the Board. The Board is comprised of both Interested Trustees and the Independent Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Upon effectiveness of the election of Mr. Cox, the Board will be comprised of nine individuals: Mr. Cox and Randall T. Hahn, D.Min., each of whom is an Interested Trustee, and William Craig George, Thomas G. Evans, Barry D. Hartis, Grady R. Hazel, David B. McMillan, Franklin R. Morgan and Ronald D. Murff, each of whom is an Independent Trustee. Mr. George serves as Chairman of the Board. During the fiscal year ended December 31, 2019, the Board held four regular meetings and one special meeting. All of the Trustees who served during the previous fiscal year, with the exception of Mr. Hartis, attended at least 75% of the Board meetings held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Trustees (including Mr. Cox) of the Trust, their years of birth, business addresses and principal occupations and directorships during the past five years are set forth in the following table.

			Number of	Other
			Portfolios in	Trusteeships/
			Fund	Directorships
	Term of Office		Complex	Held by Trustee
Name (Date of Birth), Address	and Length of	Principal Occupation(s)	Overseen by	During Past 5
and Position(s) with Trust	Time Served1	During Past 5 Years	Trustee	Years2
INDEPENDENT TRUSTEES
Thomas G. Evans (1961)	Since 2020	Owner, Encompass Financial	24	None
5005 Lyndon B. Johnson Freeway		Services, Inc., 1985 – present.
Suite 2200
Dallas, TX 75244-6152
Trustee

William Craig George (1958)	Since 2004	Senior Credit Officer, First	24	None
5005 Lyndon B. Johnson Freeway		National Bank of PA, 2014 –
Suite 2200		present.
Dallas, TX 75244-6152
Trustee
Barry D. Hartis (1945)	Since 2014	Certified Public Accountant, 1987	24	None
5005 Lyndon B. Johnson Freeway		– present.
Suite 2200
Dallas, TX 75244-6152
Trustee
Grady R. Hazel (1947)	Since 2011	Chief Financial Officer, The	24	None
5005 Lyndon B. Johnson Freeway		Dunham School, 2016 – present;
Suite 2200		Certified Public Accountant, 2015
Dallas, TX 75244-6152		– present; G400 Relations
Trustee		Manager, American Institute of
Certified Public Accountants,
2012 – 2015.

			Number of	Other
			Portfolios in	Trusteeships/
			Fund	Directorships
	Term of Office		Complex	Held by Trustee
Name (Date of Birth), Address	and Length of	Principal Occupation(s)	Overseen by	During Past 5
and Position(s) with Trust	Time Served1	During Past 5 Years	Trustee	Years2
David B. McMillan (1957)	Since 2019	Chief Executive Officer and	24	None
5005 Lyndon B. Johnson Freeway		Founder, Peridot Energy LLC,
Suite 2200		2008 – present; Chief Executive
Dallas, TX 75244-6152		Officer, INEA
Trustee		International/VHSC Cement, 2015
– 2017.
Franklin R. Morgan (1943)	Since 2005	Retired – Senior Vice President,	24	None
5005 Lyndon B. Johnson Freeway		Director of International
Suite 2200		Administration, Prudential
Dallas, TX 75244-6152		Securities, Inc., 1960 – 2003.
Trustee
Ronald D. Murff (1953)	Since 2019	President, JKL Group, LLC, 2010	24	None
5005 Lyndon B. Johnson Freeway		– present; Principal, Dalcor
Suite 2200		Companies, 2012 – present.
Dallas, TX 75244-6152
Trustee

INTERESTED TRUSTEES3
David Cox Sr. 1972	Since 2020	Penske Logistics, Inc., 2004 –	24	None
5005 Lyndon B. Johnson Freeway		present.
Suite 2200
Dallas, TX 75244-6152
Trustee
Randall T. Hahn, D.Min. (1965)	Since 2018	Senior Pastor, The Heights Baptist	24	None
5005 Lyndon B. Johnson Freeway		Church, 2002 – present.
Suite 2200
Dallas, TX 75244-6152
Trustee
OFFICERS WHO ARE NOT TRUSTEES4
Melanie Childers (1971)	Since 2014	Managing Director, Fund	N/A	N/A
5005 Lyndon B. Johnson Freeway		Operations, GuideStone Financial
Suite 2200		Resources, 2014 – present.
Dallas, TX 75244-6152
Vice President — Fund
Operations
John R. Jones (1953)	Since 2000	Executive Vice President and	N/A	N/A
5005 Lyndon B. Johnson Freeway		Chief Operating Officer,
Suite 2200		GuideStone Financial Resources,
Dallas, TX 75244-6152		1997 – present.
President
Patrick Pattison (1974)	Since 2008	Chief Accounting Officer,	N/A	N/A
5005 Lyndon B. Johnson Freeway		GuideStone Financial Resources,
Suite 2200		2015 – present; Director of
Dallas, TX 75244-6152		Financial Reporting & Process
Vice President and Treasurer		Review, GuideStone Financial
Resources, 2008 – 2015.
Matt L. Peden (1967)	Since 2001	Vice President and Chief	N/A	N/A
5005 Lyndon B. Johnson Freeway		Investment Officer, GuideStone
Suite 2200		Financial Resources, 2015 –
Dallas, TX 75244-6152		present; Director of Portfolio
Vice President and Investment		Management, GuideStone
Officer		Financial Resources, 2010 – 2015.

			Number of	Other
			Portfolios in	Trusteeships/
			Fund	Directorships
	Term of Office		Complex	Held by Trustee
Name (Date of Birth), Address	and Length of	Principal Occupation(s)	Overseen by	During Past 5
and Position(s) with Trust	Time Served1	During Past 5 Years	Trustee	Years2
David S. Spika (1964)	Since 2019	Vice President and Chief Strategic	N/A	N/A
5005 Lyndon B. Johnson Freeway		Investment Officer, GuideStone
Suite 2200		Financial Resources, 2016 –
Dallas, TX 75244-6152		present; Global Investment
Executive Vice President		Strategist, GuideStone Financial
Resources, 2015 – 2016;
Investment Strategist, Westwood
Holdings Group, 2003 – 2015.
Brandon Waldeck (1977)	Since 2020	Senior Manager – Fraud Risk,	N/A	N/A
5005 Lyndon B. Johnson Freeway		GuideStone Financial Resources,
Suite 2200		2019 – present; Director of Ethics
Dallas, TX 75244-6152		Office Trade Monitoring, Fidelity
AML Compliance Officer		Investments, 2001 – 2019.
Matthew A. Wolfe (1982)	Since 2017	Managing Director, Compliance	N/A	N/A
5005 Lyndon B. Johnson Freeway		and Legal, GuideStone Financial
Suite 2200		Resources, 2020 – present;
Dallas, TX 75244-6152		Associate Counsel – Investment
Chief Compliance Officer, Chief		and Corporate Services,
Legal Officer and Secretary		GuideStone Financial Resources,
2015 – 2020; Vice President and
Assistant General Counsel,
Goldman Sachs & Co., 2012 –
2015.
Erin Wynne (1981)	Since 2016	Director, Financial Reporting &	N/A	N/A
5005 Lyndon B. Johnson Freeway		Analysis, GuideStone Financial
Suite 2200		Resources, 2015 – present;
Dallas, TX 75244-6152		Manager, Financial Reporting &
Assistant Treasurer		Analysis, GuideStone Financial
Resources, 2010 – 2015.

(1)Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.

(2)Directorships not included in the GuideStone Funds complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.

(3)Mr. Cox and Dr. Hahn are "interested persons" of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.

(4)The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.

In addition to the information set forth in the Trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee (including Mr. Cox):

David Cox Sr. Mr. Cox is the LLP Manager for Penske Logistics, Inc. in Detroit, Michigan, where he has served since 2004. He has 25 years of experience in personal finance and with past licenses in the investment, insurance and mortgage industries. Mr. Cox holds a Bachelor of Science degree in Business Economics from Florida A&M University and a degree in Christian Education from Golden Gate Seminary. He is President of the Board of Directors and the Program Director of Financial Literacy for Educating U-4 Life, CDC. Mr. Cox serves as the Secretary for the Michigan African American Fellowship and Treasurer for Greater Detroit

Baptist Association. He currently serves on the Board of Trustees of GuideStone Financial Resources.

Thomas G. Evans. Mr. Evans is Owner of Encompass Financial Services, Inc. He currently serves on the Board of Directors for i2E and as Secretary, Treasurer and Chairman of the Finance Committee on the Board of Directors for Leadership Oklahoma. Mr. Evans has also served as Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Trustees of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of GuideStone Capital Management, the Board of Trustees of GuideStone Financial Resources and an Interested Trustee of the Board of Trustees of the Trust.

William Craig George. Mr. George has been the Chairman of the Board of Trustees of the Trust since January 2015 and a member of the Board of Trustees since September 2004. He has been employed with First National Bank of PA since 2014 and currently serves as the Senior Credit Officer. In his role with First National Bank of PA, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance. He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Randall T. Hahn, D.Min. Dr. Hahn is the Senior Pastor at The Heights Baptist Church in Colonial Heights, Virginia, where he has served since 2002. He holds a Bachelor of Arts degree from Texas A&M University, a Master of Theology degree from Dallas Theological Seminary and a Doctor of Ministry degree from Southeastern Baptist Theological Seminary. Dr. Hahn currently serves on the Board of Trustees of GuideStone Financial Resources.

Barry D. Hartis. Mr. Hartis is currently self-employed as a CPA. Previously, he served as a CPA with Haynes Strand and Company, PLLC. Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men's Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with the College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from the University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, the University of Kentucky.

Grady R. Hazel. Mr. Hazel serves as Chief Financial Officer at The Dunham School and is self- employed as a CPA. Previously, he served as a G400 Relations Manager for the American Institute of Certified Public Accountants, where he acted as a liaison to CPA firms that have 101 to 400 CPAs. He is currently Vice-Chairman of the Board of Directors of Neighbors Federal Credit Union. In addition, he serves on the board of Stonetrust Commercial Insurance Company, where he is also Chairman of the Audit Committee, and he is a board member for the State Board of Certified Public Accountants of Louisiana. Mr. Hazel is a CPA and a Chartered Global

Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.

David B. McMillan. Mr. McMillan is the Chief Executive Officer ("CEO") and Founder of Peridot Energy LLC, which today primarily provides senior management and consulting services to startup companies, since 2008. From 2015 to 2017, he was CEO of INEA International/VHSC Cement LLC, a private equity sponsored company with patented technology for converting fly ash into PozzoSlag, a replacement for Portland Cement in concrete. Mr. McMillan has previously served as a member of the Board of Trustees of GuideStone Financial Resources from 2010 to 2018, where he was Chairman of the Audit Committee from 2013 to 2018; member of the Board of Directors of GuideStone Capital Management, LLC from 2011 to 2018, where he served as Chairman from 2013 to 2018; Chairman of the Board of Directors of GuideStone Investment Services from 2014 to 2018; and Chairman of the Board of Directors of GuideStone Resource Management, Inc. from 2014 to 2018. He holds a Bachelor of Science degree in Chemical Engineering, cum laude, from Texas A&M University. In addition, Mr. McMillan is a member of the American Institute of Chemical Engineers.

Franklin R. Morgan. Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 43 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan's main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality- compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.

Ronald D. Murff. Mr. Murff is the President of JKL Group, LLC, a private investment firm in Dallas, Texas. He is also a Principal of Dalcor Companies, which is active in multi-family housing, where he has served since 2012. Previously, he worked in the banking industry, including spending more than 20 years with Guaranty Bank, a $17 billion bank operating in Texas and California. He served in several executive roles, including President of the Retail Banking Group and Chief Financial Officer, and was responsible for coordinating the spinoff of the bank from its parent company in late 2007. Mr. Murff serves on the boards of the Baylor University Medical Center, Baylor Research Institute, Southwest Transplant Alliance and Accutex Investments/Highland Residential Mortgage. He served on the Board of Regents of Baylor University from 2009 to 2018, serving as chair of several committees and then Chairman of the Board in 2016 and 2017. Mr. Murff has previously served as a trustee of GuideStone Financial Resources from June 2003 through October 2010, as an advisory director for Baylor University's Hankamer School of Business and has served as a board member for the Federal Home Loan Bank of Dallas and the Ladybird Johnson Wildflower Center in Austin, Texas. He holds a Bachelor of Business Administration degree in Accounting from Baylor University.

Board Role in Risk Oversight. The Board's role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, liquidity risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Chief Investment Officer of the Adviser (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Independent Trustees' own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Chief Compliance Officer ("CCO") of the Trust, and in connection with each scheduled meeting, the Trust's Independent Trustees meet separately from the Adviser and Trust management, with the CCO of the Trust and independent legal counsel, on regulatory compliance matters. The Board's oversight role does not make the Board a guarantor of the Trust's investments or activities.

Board Leadership Structure. The Chairman of the Board of Trustees is an Independent Trustee and holds no management position with the Trust or its Adviser, Sub-Advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board's majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust's Adviser and service providers.

Information About Each Trustee's Qualifications, Experience, Attributes or Skills. GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust's organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and Interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board of the Trust); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board of Trustees. In seeking out and evaluating nominees, each candidate's background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board's committee structure.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee's professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board.

Committees. Currently, the Board has an Audit Committee, Compliance and Risk

Committee, Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Evans, George, Hartis, Hazel, McMillan, Morgan and Murff. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements, which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended December 31, 2019, there were three meetings of the Audit Committee.

Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Evans, Hartis and Morgan and Dr. Hahn, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust's operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust's compliance controls and related policies and procedures; and (3) act as a liaison between the CCO of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2019, there were four meetings of the Compliance and Risk Committee.

Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George, Hazel, McMillan and Murff. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements;

(2)make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust's management or further discussion or review by the Board; and (4) serve as a liaison between the Trust's management and the Board involving changes in

Fund investment objectives and strategies, changes at the Adviser or Sub-Advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2019, there were five meetings of the Investment Management Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Evans, George, Hartis, Hazel, McMillan, Morgan and Murff. Pursuant to its charter, the Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust's governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2019, there were two meetings of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain factors, including, but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board's overall effectiveness. In determining potential candidates' qualifications for Board membership, the Committee may consider all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders owning 50% or more of the outstanding voting securities of the Trust can submit recommendations in writing to the attention of Matthew A. Wolfe, Chief Compliance Officer, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152.

Securities and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (including Mr. Cox) in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust's family of investment companies overseen by him), as of June 30, 2020.

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies Overseen by
	Dollar Range of Equity Securities	Trustee within the Family of
Name of Trustee	in each Portfolio of the Trust	Investment Companies

INTERESTED TRUSTEES
David Cox Sr.	NONE	NONE
Randall T. Hahn, D.Min.	$10,001-$50,000 in the Low-Duration Bond Fund	Over $100,000
$50,001-$100,000 in the Medium-Duration Bond Fund
$1-$10,000 in the Extended-Duration Bond Fund
$10,001-$50,000 in the Global Bond Fund
$1-$10,000 in the Strategic Alternatives Fund
$50,001-$100,000 in the Defensive Market Strategies Fund
$50,001-$100,000 in the Equity Index Fund
$10,001-$50,000 in the Global Real Estate Securities Fund
$10,001-$50,000 in the Value Equity Fund
$50,001-$100,000 in the Growth Equity Fund
$10,001-$50,000 in the Small Cap Equity Fund
$50,001-$100,000 in the International Equity Fund
$10,001-$50,000 in the Emerging Markets Equity Fund

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies Overseen by
	Dollar Range of Equity Securities	Trustee within the Family of
Name of Trustee	in each Portfolio of the Trust	Investment Companies

INDEPENDENT TRUSTEES
Thomas G. Evans	Over $100,000 in the MyDestination 2025 Fund	Over $100,000
William Craig George	NONE	NONE
Barry D. Hartis	NONE	NONE
Grady R. Hazel	NONE	NONE
David B. McMillan	$10,001-$50,000 in the Money Market Fund	Over $100,000
$10,001-$50,000 in the Defensive Market Strategies Fund
$10,001-$50,000 in the Equity Index Fund
$50,001-$100,000 in the Growth Equity Fund
Franklin R. Morgan	NONE	NONE
Ronald D. Murff	$50,001-$100,000 in the Aggressive Allocation Fund	Over $100,000
Over $100,000 in the Growth Equity Fund
Over $100,000 in the Small Cap Equity Fund

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of June 30, 2020.

As of June 30, 2020, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust's Adviser, sub-advisers or underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, sub-advisers or underwriter.

Compensation. The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

Other Information. Mr. Murff's spouse and Dr. Hahn are participants in the Southern Baptist Churches 403(b)(9) Retirement Plan established and maintained by GuideStone Financial Resources.

IV. Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, each Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Fund's sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund's sub-advisers. For the fiscal year ended December 31, 2019, neither the GEF, MDBF nor the GBF engaged in any affiliated brokerage transactions.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Compliance Officer, Chief Legal Officer and Secretary,

GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for "street name" accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the "Materials"), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon

B.Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1- 888-473- 8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe Matthew A. Wolfe

Chief Compliance Officer, Chief Legal Officer and Secretary of the Trust

August 4, 2020

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF JULY 15, 2020

Fund	Institutional Class	Investor Class

MyDestination 2015 Fund	14,069,649.375	48,377,825.613

MyDestination 2025 Fund	37,733,372.801	97,817,488.300

MyDestination 2035 Fund	30,257,730.640	65,759,049.504

MyDestination 2045 Fund	26,916,478.125	48,724,489.048

MyDestination 2055 Fund	7,412,086.673	11,426,426.641

Conservative Allocation Fund	10,546,328.760	33,412,364.155

Balanced Allocation Fund	33,539,916.629	93,302,826.596

Growth Allocation Fund	29,369,281.310	69,579,185.481

Aggressive Allocation Fund	21,388,823.713	64,861,837.367

Money Market Fund	1,131,582,636.220	456,538,527.310

Low-Duration Bond Fund	55,646,933.926	17,896,048.219

Medium-Duration Bond Fund	94,711,126.121	22,735,325.196

Extended-Duration Bond Fund	6,921,020.114	7,962,508.514

Global Bond Fund	49,395,936.034	11,042,841.019

Strategic Alternatives Fund	32,312,558.822	4,974,370.915

Defensive Market Strategies Fund	64,348,045.492	31,135,254.740

Equity Index Fund	44,008,218.852	17,808,563.808

Global Real Estate Securities Fund	16,940,253.626	9,915,616.202

Value Equity Fund	48,967,267.442	18,943,786.890

Growth Equity Fund	31,579,447.723	28,845,190.293

Small Cap Equity Fund	22,727,639.275	15,132,318.145

International Equity Index Fund	69,369,507.255	N/A

International Equity Fund	24,877,418.351	70,053,832.866

Emerging Markets Equity Fund	52,763,413.003	7,109,984.264

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
MyDestination 2015 Fund	GuideStone Church Retirement Plan	28,452,765.876	59%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2015 Fund	GuideStone Financial Resources	8,776,778.073	18%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2015 Fund	GuideStone 403(b)(9) Employer Plan	6,714,044.997	14%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2025 Fund	GuideStone Church Retirement Plan	61,863,700.754	63%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2025 Fund	GuideStone 403(b)(9) Employer Plan	15,727,935.312	16%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2025 Fund	GuideStone Financial Resources	14,412,449.327	15%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	GuideStone Church Retirement Plan	42,121,069.201	64%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	GuideStone Financial Resources	10,582,586.070	16%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	GuideStone 403(b)(9) Employer Plan	10,213,453.722	16%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2045 Fund	GuideStone Church Retirement Plan	31,292,733.997	64%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2045 Fund	GuideStone Financial Resources	8,022,152.215	16%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2045 Fund	GuideStone 403(b)(9) Employer Plan	7,803,483.368	16%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
MyDestination 2055 Fund	GuideStone Church Retirement Plan	6,743,385.336	59%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2055 Fund	GuideStone 403(b)(9) Employer Plan	2,180,413.042	19%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2055 Fund	GuideStone Financial Resources	2,065,852.385	18%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Conservative Allocation Fund	GuideStone Church Retirement Plan	18,074,653.858	54%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Conservative Allocation Fund	GuideStone 403(b)(9) Employer Plan	6,188,492.813	18%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Conservative Allocation Fund	GuideStone Financial Resources	2,794193.420	8%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Balanced Allocation Fund	GuideStone Church Retirement Plan	63,571,368.567	68%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Balanced Allocation Fund	GuideStone 403(b)(9) Employer Plan	15,903,590.264	17%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Balanced Allocation Fund	GuideStone Financial Resources	4,691,066.357	5%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Growth Allocation Fund	GuideStone Church Retirement Plan	46,293,170.771	67%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Growth Allocation Fund	GuideStone 403(b)(9) Employer Plan	13,362,544.951	19%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Growth Allocation Fund	GuideStone Financial Resources	5,647,573,362	8%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Aggressive Allocation Fund	GuideStone Church Retirement Plan	49,083,821.518	76%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Aggressive Allocation Fund	GuideStone 403(b)(9) Employer Plan	10,360,966.332	16%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Money Market Fund	GuideStone Church Retirement Plan	266,883,529.260	58%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone 403(b)(9) Employer Plan	70,261,819.150	15%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Financial Resources	38,178,636.160	8%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone Church Retirement Plan	8,987,057.841	50%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	3,648,154.105	20%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone Financial Resources	1,116,692.357	6%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Church Retirement Plan	10,856,639.297	47%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	4,172,864.496	18%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Extended-Duration Bond Fund	GuideStone Church Retirement Plan	5,082,362.173	63%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Extended-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	1,548,992.370	19%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone Church Retirement Plan	4,818,059.179	44%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone 403(b)(9) Employer Plan	1,804,366.577	16%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	National Financial Services LLC	900,874.869	8%
Investor Class	For the Exclusive Benefit of Our Customers
	Attn: Mutual Funds Dept 4th Floor
	499 Washington Blvd
	Jersey City, NJ 07310-2010
Strategic Alternatives Fund	GuideStone Church Retirement Plan	2,348,362.067	47%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Strategic Alternatives Fund	GuideStone 403(b)(9) Employer Plan	1,296,255.124	26%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	471,403.233	9%
Investor Class	Unfunded Deferred Compensation Plan
	(UDC)
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Church Retirement Plan	12,410,608.192	40%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone 403(b)(9) Employer Plan	4,804,421.966	15%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	National Financial Services LLC	2,527,441.833	8%
Investor Class	For the Exclusive Benefit of Our Customers
	Attn: Mutual Funds Dept 4th Floor
	499 Washington Blvd
	Jersey City, NJ 07310-2010
Defensive Market Strategies Fund	Charles Schwab & Co Inc	2,237,502.748	7%
Investor Class	Special Custody Account FBO Customers
	Attn: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4122
Defensive Market Strategies Fund	LPL Financial (FBO)	1,760,672.859	6%
Investor Class	Customer Accounts
	Attn: Mutual Fund Operations
	PO Box 509046
	San Diego, CA 92150-9046
Equity Index Fund	GuideStone Church Retirement Plan	9,611,279.490	54%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone 403(b)(9) Employer Plan	3,564,537.428	20%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	1,322,570.257	7%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone Church Retirement Plan	5,522,900.765	56%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone 403(b)(9) Employer Plan	1,818,612.392	18%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Global Real Estate Securities Fund	National Financial Services LLC	772,743.633	8%
Investor Class	For the Exclusive Benefit of Our Customers
	Attn: Mutual Funds Dept 4th Floor
	499 Washington Blvd
	Jersey City, NJ 07310-2010
Global Real Estate Securities Fund	GuideStone Financial Resources	563,640.434	6%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone Church Retirement Plan	12,084,002.731	64%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone 403(b)(9) Employer Plan	3,650,572.851	19%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone Financial Resources	1,025,908.550	5%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone Church Retirement Plan	19,359,027.516	67%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone 403(b)(9) Employer Plan	5,385,100.870	19%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone Financial Resources	1,544,225.852	5%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Church Retirement Plan	10,206,889.196	68%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone 403(b)(9) Employer Plan	2,856,360.542	19%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	838,849.667	6%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Fund	GuideStone Church Retirement Plan	14,116,376.489	57%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
International Equity Fund	GuideStone 403(b)(9) Employer Plan	4,621,285.534	19%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Church Retirement Plan	3,534,886.466	50%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Emerging Markets Equity Fund	GuideStone 403(b)(9) Employer Plan	1,332,844.305	19%
Investor Class	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	LPL Financial (FBO)	594,368.380	8%
Investor Class	Customer Accounts
	Attn: Mutual Fund Operations
	PO Box 509046
	San Diego, CA 92150-9046
Emerging Markets Equity Fund	GuideStone Financial Resources	403,016.306	6%
Investor Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2015 Fund	GuideStone 403(b)(9) Employer Plan	10,746,241.891	76%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2015 Fund	GuideStone Financial Resources	2,378,825.732	17%
Institutional Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2015 Fund	TIAA FSB CUST TTEE (FBO)	781,993.226	6%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
MyDestination 2025 Fund	GuideStone 403(b)(9) Employer Plan	28,912,952.782	77%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2025 Fund	GuideStone Financial Resources	4,870,124.033	13%
Institutional Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	GuideStone 403(b)(9) Employer Plan	23,616,448.861	78%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	GuideStone Financial Resources	3,266,622.212	11%
Institutional Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2035 Fund	TIAA FSB CUST TTEE (FBO)	1,598,574.937	5%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
MyDestination 2045 Fund	GuideStone 403(b)(9) Employer Plan	21,194,044.304	79%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
MyDestination 2045 Fund	GuideStone Financial Resources	2,683,103.259	10%
Institutional Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2045 Fund	TIAA FSB CUST TTEE (FBO)	1,810,970.440	7%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
MyDestination 2055 Fund	GuideStone 403(b)(9) Employer Plan	5,848,111.792	79%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
MyDestination 2055 Fund	GuideStone Financial Resources	668,772.220	9%
Institutional Class	ER 403(b) Retirement Plan
	PO Box 819109
	Dallas, TX 75381-9109
Conservative Allocation Fund	GuideStone 403(b)(9) Employer Plan	8,911,594.657	84%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Conservative Allocation Fund	TIAA FSB CUST TTEE (FBO)	682,307.125	6%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
Balanced Allocation Fund	GuideStone 403(b)(9) Employer Plan	26,356,100.755	79%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Balanced Allocation Fund	TIAA FSB CUST TTEE (FBO)	4,000,470.308	12%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
Growth Allocation Fund	GuideStone 403(b)(9) Employer Plan	26,794,017.268	91%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Growth Allocation Fund	TIAA FSB CUST TTEE (FBO)	1,628,231.552	6%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
Aggressive Allocation Fund	GuideStone 403(b)(9) Employer Plan	17,573,279.979	82%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Aggressive Allocation Fund	GuideStone Financial Resources	1,515,551.505	7%
Institutional Class	Variable Benefit Plan
	PO Box 819109
	Dallas, TX 75381-9109
Aggressive Allocation Fund	TIAA FSB CUST TTEE (FBO)	1,460,303.827	7%
Institutional Class	Retirement Plans For Which TIAA
	Acts as Record Keeper
	Attn: Trust Operations
	211 North Broadway Suite 1000
	St. Louis, MO 63102-2733
Money Market Fund	GuideStone 403(b)(9) Employer Plan	124,676,669.640	11%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Financial Resources	123,055,850.110	11%
Institutional Class	Money Mkt Liq Medium Duration Bond
	Fund
	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Financial Resources	81,761,281.020	7%
Institutional Class	Money Mkt Liq Equity Index Fund
	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Financial Resources	70,078,173.390	6%
Institutional Class	Money Mkt Liq Growth Equity Fund
	PO Box 2190
	Dallas, TX 75221-2190
Money Market Fund	GuideStone Financial Resources	62,666,310.850	5%
Institutional Class	Money Mkt Defensive Market Strategies
	Fund
	PO Box 819109
	Dallas, TX 75381-9109
Money Market Fund	GuideStone Financial Resources	62,306,368.750	5%
Institutional Class	Money Mkt Liq Value Equity Fund
	PO Box 2190
	Dallas, TX 75221-2190
Low-Duration Bond Fund	GuideStone Financial Resources	17,794,298.565	32%
Institutional Class	Conservative Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone Financial Resources	7,428,127.880	13%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone Financial Resources	7,038,250.323	13%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Low-Duration Bond Fund	GuideStone Financial Resources	6,690,095.476	12%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Low-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	2,990,633.155	5%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Financial Resources	22,794,398.116	24%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Financial Resources	22,559,055.772	24%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Financial Resources	11,181,294.441	12%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Financial Resources	10,640,455.038	11%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Medium-Duration Bond Fund	GuideStone Financial Resources	7,769,278.946	8%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Extended-Duration Bond Fund	GuideStone Financial Resources	3,330,127.984	48%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Extended-Duration Bond Fund	GuideStone 403(b)(9) Employer Plan	1,979,670.269	28%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Extended-Duration Bond Fund	GuideStone Financial Resources	1,152,502.740	17%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone Financial Resources	13,517,111.092	27%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone Financial Resources	11,313,519.308	23%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Global Bond Fund	GuideStone Financial Resources	6,741,028.783	14%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone Financial Resources	4,489,116.606	9%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Bond Fund	GuideStone Financial Resources	4,444,845.572	9%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	6,071,547.097	19%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	4,346,376.970	13%
Institutional Class	Fixed Benefit Plan
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	3,878,372.153	12%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	3,450,556.607	11%
Institutional Class	Operating Reserves Tier 2
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	3,187,053.259	10%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	2,949,414.120	9%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Strategic Alternatives Fund	GuideStone Financial Resources	2,514,229.348	8%
Institutional Class	Conservative Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Financial Resources	12,623,358.692	20%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Financial Resources	12,604,160.999	20%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Defensive Market Strategies Fund	GuideStone Financial Resources	5,436,282.680	8%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone 403(b)(9) Employer Plan	5,237,051.205	8%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Financial Resources	4,872,015.574	8%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Defensive Market Strategies Fund	GuideStone Financial Resources	4,292,058.506	7%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	10,036,064.877	23%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	9,586,605.135	22%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	9,161,824.473	21%
Institutional Class	MyDestination 2045 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone 403(b)(9) Employer Plan	3,834,594.230	9%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	3,306,834.408	8%
Institutional Class	MyDestination 2055 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Equity Index Fund	GuideStone Financial Resources	3,133,482.612	7%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone Financial Resources	3,800,474.541	22%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone Financial Resources	3,401,917.283	20%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Global Real Estate Securities Fund	GuideStone Financial Resources	1,693,896.072	10%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone 403(b)(9) Employer Plan	1,683,546.876	10%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone Financial Resources	1,627,142.679	9%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Global Real Estate Securities Fund	GuideStone Financial Resources	1,485,988.964	9%
Institutional Class	MyDestination 2045 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone Financial Resources	16,556,533.629	34%
Institutional Class	Aggressive Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone Financial Resources	13,982,027.344	29%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone Financial Resources	10,266,151.478	21%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Value Equity Fund	GuideStone 403(b)(9) Employer Plan	3,683,523.765	8%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone Financial Resources	8,968,512.170	29%
Institutional Class	Aggressive Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone Financial Resources	7,610,640.735	24%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone Financial Resources	5,793,013.972	18%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Growth Equity Fund	GuideStone 403(b)(9) Employer Plan	5,675,324.550	18%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
Small Cap Equity Fund	GuideStone Financial Resources	3,702,056.051	16%
Institutional Class	Aggressive Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	3,098,819.341	14%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone 403(b)(9) Employer Plan	3,087,782.043	14%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	2,488,341.204	11%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	2,323,170.951	10%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	2,207,037.468	10%
Institutional Class	MyDestination 2045 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Small Cap Equity Fund	GuideStone Financial Resources	2,106,368.330	9%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Index Fund	GuideStone Financial Resources	19,245,630.401	28%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Index Fund	GuideStone Financial Resources	18,200,740.098	26%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Index Fund	GuideStone Financial Resources	17,164,761.142	25%
Institutional Class	MyDestination 2045 Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Index Fund	GuideStone Financial Resources	6,267,264.723	9%
Institutional Class	MyDestination 2055 Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Index Fund	GuideStone Financial Resources	5,913,756.215	9%
Institutional Class	MyDestination 2015 Fund
	PO Box 819109
	Dallas, TX 75381-9109

		Number and Percentage of
		Shares Beneficially Owned
		as of
		July 15, 2020
		(Percentage of shares
		owned rounded to the
Name of Fund	Shareholder Name and Address	nearest whole percentage)
International Equity Fund	GuideStone Financial Resources	23,111,786.751	33%
Institutional Class	Aggressive Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Fund	GuideStone Financial Resources	19,420,534.593	28%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Fund	GuideStone Financial Resources	14,539,239.683	21%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
International Equity Fund	GuideStone 403(b)(9) Employer Plan	4,088,228.271	6%
Institutional Class	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Financial Resources	10,079,077.286	19%
Institutional Class	Aggressive Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Financial Resources	8,736,798.840	17%
Institutional Class	Growth Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Financial Resources	6,911,559.933	13%
Institutional Class	MyDestination 2035 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Financial Resources	6,571,598.125	13%
Institutional Class	MyDestination 2025 Fund
	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Financial Resources	6,311,626.049	12%
Institutional Class	Balanced Allocation Fund
	PO Box 819109
	Dallas, TX 75381-9109
Emerging Markets Equity Fund	GuideStone Financial Resources	6,286,082.220	12%
Institutional Class	MyDestination 2045 Fund
	PO Box 819109
	Dallas, TX 75381-9109

APPENDIX C

MORE INFORMATION ABOUT PARAMETRIC PORTFOLIO ASSOCIATES LLC

Parametric Portfolio Associates LLC ("Parametric"), with principal offices at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Parametric is an indirect, wholly owned subsidiary of Eaton Vance Corp. ("EVC") effective as of November 1, 2019. As of June 30, 2020, Parametric had approximately $299.7 billion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of Parametric:

Name	Principal Occupations
Brian Langstraat	Chief Executive Officer
Randall Hegarty	Chief Compliance Officer
Tom Lee	Chief Investment Officer Equities and Derivative
Jim Evans	Chief Investment Officer Fixed Income
Ranjit Kapila	Chief Technology Officer and Head of Operations

The business address of each person listed above is the same as the address for Parametric.

Parametric does not serve as investment adviser or sub-adviser to any registered investment companies which employ a strategy similar to that proposed for the Global Bond Fund.

C-1

APPENDIX D

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

THIS AMENDED AND RESTATED SUB-ADVISORY AGREEMENT ("Agreement") is made among GUIDESTONE FUNDS, a Delaware business trust ("Trust"), and GUIDESTONE CAPITAL MANAGEMENT, LLC ("Adviser"), a non-profit limited liability company organized under the laws of the State of Texas, and PARAMETRIC PORTFOLIO ASSOCIATES LLC, a registered investment adviser organized under the laws of the State of Delaware ("Sub-Adviser").

WHEREAS, the Adviser has entered into an Investment Advisory Agreement ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund (each, the "Fund") and collectively, (the "Funds") are each series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Funds; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust ("Board") and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund's assets allocated to the Sub- Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Funds;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of each Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The

Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub- Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.Duties as Sub-Adviser.

(a)Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will (i) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Funds; and (ii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this

Agreement in accordance with each Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)In accordance with each Fund's investment policies described in the Registration Statement, the

Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist

Convention ("GuideStone Financial Resources"), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of each Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser's reasonable request. In no instance will portfolio securities or other assets be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission ("SEC"). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)Except as permitted by law or an exemptive order or rule of the SEC, and the Trust's policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. This will not be deemed to prohibit: (i) the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets; (ii) the Sub-Adviser from consulting with any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) the Sub-Adviser from consulting with a successor sub- adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of each Fund, and will furnish the Board, the Adviser or the Fund's administrator ("Administrator") with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(g)All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a- 1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)In accordance with procedures adopted by the Board, as amended from time to time, the Sub- Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Fund Account may not accurately reflect the value thereof. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund Account assets.

(j)The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or each Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of each Fund, or to meet other regulatory or tax requirements applicable to each Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to each Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the Fund Account.

(k)As reasonably requested by the Trust on behalf of the Trust's officers and in accordance with the scope of the Sub-Adviser's obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser's provision of portfolio management services hereunder), the Sub-

Adviser will provide reasonable assistance to the Trust in connection with the Trust's compliance with the

Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser's provision of portfolio management services hereunder, it is in compliance with all applicable "federal securities laws", as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust's compliance controls;

(c)upon request and reasonable prior notice, provide the Trust's chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust's chief compliance officer with periodic reports; and (e) promptly provide notice of any material compliance matters that relate to, or could reasonably be expected to have an impact on, the Fund Account, Fund, Trust or the performance of the Sub-Adviser's duties under this Agreement.

(l)The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in Sub-Adviser's proprietary accounts that are also held or were previously held by the Fund Account.

4.Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust's Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of (i) the 1940 Act and Advisers Act and the rules under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies; (iii) the Commodity Exchange Act, as amended, and the rules and regulations adopted thereunder from time to time; and (iv) all other federal and state laws and regulations applicable to the Trust and each Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. Each Fund shall be responsible for its expenses.

7.Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.Indemnification.

(a)The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub- Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser.

(b)The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub- Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Trust.

(c)The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

(d)The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust's breach of fiduciary duty to the Sub- Adviser.

(e)The indemnification in this Section 9 shall survive the termination of this Agreement.

10.Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(b)The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of each

Fund's Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

11.Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12. Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement;

(iii)has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents ("Compliance Procedures") and, the Adviser and the

Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under the Trust's and Adviser's code of ethics, if such person were not subject to the Sub-Adviser's code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser's code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(d)The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub- Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non- public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. For clarity purposes, the Sub-Adviser may identify each Fund as a client during the term of this Agreement, with such right terminating upon termination of this Agreement, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13.Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.Duration and Termination.

(a)Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of those Trustees of the Trust who are not "interested persons" of the Trust, as defined within the meaning of Section 2(a)(19) of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

(b)Notwithstanding the foregoing, this Agreement may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17.Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of each Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited, to registration statements, fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub- Adviser upon request within a reasonable time following such use, publication or distribution.

21.No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940

Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of the Chief Investment Officer.

[rest of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of May 18, 20201.

GUIDESTONE FUNDS
5005 Lyndon B. Johnson Freeway
Suite 2200
Dallas, Texas 75244
Attest
By:___________________________		By:____________________________________
Name:	Melanie Childers	Name:	David S. Spika
Title:	Vice President –	Title:	Executive Vice President
Fund Operations
GUIDESTONE CAPITAL MANAGEMENT, LLC
5005 Lyndon B. Johnson Freeway
Suite 2200
Dallas, Texas 75244
Attest
By:___________________________		By:____________________________________
Name:	Melanie Childers	Name:	Matt. L. Peden
Title:	Vice President –	Title:	Vice President and
	Fund Operations		Chief Investment Officer
PARAMETRIC PORTFOLIO ASSOCIATES LLC
800 Fifth Avenue
Suite 2800
Seattle, Washington 98104
Attest
By: _____________________________		By: _________________________________
Name:	________________________	Name:	___________________________
Title:	________________________	Title:	___________________________

1Original agreement dated December 19, 2019. Amended and restated dated May 18, 2020.

APPENDIX E

MORE INFORMATION ABOUT CLEARBRIDGE INVESTMENTS, LLC

ClearBridge Investments, LLC ("ClearBridge"), with principal offices at 620 Eighth Avenue, New York, New York 10018, is a registered investment adviser that manages U.S. and global equity investment strategies for institutional and retail investors. As of June 30, 2020, ClearBridge's total assets under management were $149.4 billion. The firm is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin Resources"). Franklin Resources is a global asset management company.

Listed below are the names, addresses and principal occupations during the past five years for the directors and officers of ClearBridge:

Name	Position(s) with ClearBridge/Principal Occupations
Terrence Murphy	Director and President since March 2011
Chief Executive Officer since December 2012
Barbara Manning	Chief Compliance Officer since February 2006
General Counsel since July 2008
Harry Cohen	Co-Chief Investment Officer since October 2012
Cynthia List	Director since June 2015
Chief Financial Officer since December 2011
Scott Glasser	Director since June 2015
Co-Chief Investment Officer since October 2012
Jane Trust	Director since January 2020
Brian Eakes	Director since June 2015
Laura Boydston	Director since January 2020
Terence Johnson	Director since January 2020
John Haller	Chief Operating Officer since August 2018

The business address of Mses. Manning, List, Trust and Boydston and Messrs. Murphy, Cohen, Glasser, Eakes, Johnson and Haller is 620 Eighth Avenue, New York, New York 10018.

ClearBridge does not serve as investment adviser or sub-adviser to any registered investment companies which employ a strategy similar to that of the Growth Equity Fund.

E-1

APPENDIX F

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT ("Agreement") is made among GUIDESTONE FUNDS, a Delaware statutory trust ("Trust"), GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas ("Adviser"), and CLEARBRIDGE INVESTMENTS, LLC, a registered investment adviser organized under the laws of the State of Delaware ("Sub-Adviser").

WHEREAS, the Adviser has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, under the Advisory Agreement, subject to the approval of the Board of Trustees of the Trust ("Board"), the Adviser is authorized to retain one or more investment sub-advisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services on behalf of the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time (such series being collectively referred to herein as the "Fund," with any reference herein to the Fund pertaining to such series of the Trust as the context requires), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub- Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

3.Duties as Sub-Adviser.

(a)Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub- Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the 1940 Act, the Registration Statement, and all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)In accordance with the Fund's investment policies described in the Registration Statement, the Sub- Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention ("GuideStone Financial Resources"), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective upon receipt by the Sub-Adviser. If the Sub- Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide written instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), the Sub- Adviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Adviser to the extent permitted herein) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers and dealers in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to seeking best execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through brokers and dealers in a manner that will help generate resources to pay the costs of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser's reasonable request. On occasions when the

Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account.

(d)Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections

10 and 17 of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the U.S.

Securities and Exchange Commission ("SEC"), SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Adviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i)during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii)an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii)an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

If the Sub-Adviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Adviser shall comply with the Trust's policies and procedures, as provided to the Sub-Adviser, in so doing. The Sub-Adviser acknowledges that, upon entering into this Agreement, it is an "investment adviser" of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an "affiliated person" of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Adviser agrees that it will provide the Adviser with a written list of its affiliated persons, indicating which of those affiliated persons are brokers, dealers, futures commission merchants, and/or banks, and will update such list from time to time as necessary.

(e)In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub- advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended ("CEA"), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund's administrator ("Administrator") with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 14 hereof, unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld. For the avoidance of doubt, where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Adviser shall promptly inform the Trust and the Adviser of the disclosure of such information unless the Sub-Adviser is prohibited from so doing by law.

(g)All transactions for the Fund Account will be consummated by delivery of assets to or from the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, and neither the Sub-Adviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser; provided, that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule B attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the

Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)The Adviser hereby acknowledges that the Sub-Adviser is not responsible for pricing portfolio securities for purposes of calculating the Fund's net asset value. Notwithstanding the foregoing, in accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will timely assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information, or one or more price(s), for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub- Adviser believes that the price of any security or other investment in the Fund Account may not accurately reflect the fair value thereof. The Sub-Adviser will maintain adequate records with respect to securities fair valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(j)The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Fund or the Sub- Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. If required, the Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and Schedule 13G with respect to securities held for the Fund Account.

(k)As reasonably requested by the Trust on behalf of the Trust's officers and in accordance with the scope of the Sub-Adviser's obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser's provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust's compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser agrees to: (i) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser's provision of portfolio management services hereunder, it is in compliance with all applicable "federal securities laws," as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust's compliance controls; (iii) upon request and reasonable prior notice, provide the Trust's chief compliance officer with direct access to Sub-Adviser's chief compliance officer (or his/her designee); and (iv) upon request, provide the Trust's chief compliance officer with periodic reports.

(l)The Sub-Adviser is permitted to use persons employed by an "affiliated person" (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an "associated person" of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub- Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliated person. To the extent the Sub-Adviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(l), it will provide the Adviser and the Fund with 30 days' prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser or the Fund.

(m)The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held by the Fund Account.

4.Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust's Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), applicable to regulated investment companies; (iii) the CEA and the rules and regulations adopted thereunder; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.Proxies. Unless the Adviser gives written instructions to the contrary, the Sub-Adviser shall have discretionary authority to take any action with respect to the voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time, consistent with the Sub-Adviser's obligations under Rule 206(4)-6 under the Advisers Act. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent, for which the Sub-Adviser will remain liable) all relevant proxy solicitation materials. The Sub-Adviser will report quarterly its voting records with respect to the Fund Account, identifying such voting records as voting records of the Fund, to enable the Fund to meet its disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act. The Sub-Adviser represents and covenants that it has adopted written proxy voting policies and procedures, a copy of which has been provided to the Fund, in compliance with current applicable rules and regulations, including but not limited to Rule 206(4)-6 under the Advisers Act and any applicable guidance, and that it will provide to the Adviser as soon as practicable: (i) any proposed update of such policies and procedures; and (ii) such other information as is necessary to assist the Adviser in complying with Rule 206(4)-6 under the Advisers Act.

6.Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule A. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account. If, after the Effective Date : (i) the Sub-Adviser provides to any other investment company registered under the 1940 Act investment advisory services having substantially similar investment objectives, styles and strategies as those provided by the Sub-Adviser to the Fund pursuant to this Agreement, (ii) the value of the assets under management with respect to which the Sub-Adviser provides such services to such other investment company (either alone or together with other investment companies of it and its affiliates) is equal to or less than the value of the Fund Account, and (iii) the Sub-Adviser is compensated for providing such services at a rate less than the rate set forth on Schedule A, then the Sub-Adviser shall promptly notify the Adviser of the foregoing in reasonable detail and, as of the date of such notice, the rate set forth on Schedule A shall immediately and without requirement of further action (subject to any required approval or ratification by the Board) be deemed amended to reflect a rate equal to the lower rate at which the Sub-Adviser is compensated by such other investment company. This foregoing shall not apply to any fund whose fees are structured to include a performance-based fee component.

8.Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.Indemnification.

(a)The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, claims, damages, liabilities and litigation (including reasonable legal and other expenses) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty .

(b)The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Trust, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty .

(c)The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of fiduciary duty .

(d)The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.

(e)The indemnification in this Section 9 shall survive the termination of this Agreement.

10.Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund's shares are registered under the Securities Act of 1933, as amended.

(c)The execution, delivery and performance by the Trust of this Agreement are within the Trust's powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii)

the Trust's governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

11.Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of any breach of this Agreement, if any representation under this Agreement becomes untrue or the occurrence of any event that could reasonably have a materially adverse impact on the Sub-Adviser's ability to provide services under this Agreement or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund,. The Sub-Adviser further agrees to notify the Adviser or the Trust promptly if any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents ("Compliance Procedures") and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to, or could reasonably be expected to have an impact on, the Fund Account, the Fund, the Trust, the Adviser or the Sub-Adviser. The Sub-Adviser will also notify the Adviser of any remedial actions that it takes in response to deficiency letters or similar communication from the SEC or another regulator.

(c)The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 204A- 1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser: (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall: (iii) promptly report to the Board in writing any material amendments to its code of ethics; (iv) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an "Access Person" under the Trust's and Adviser's code of ethics, if such person were not subject to the Sub-Adviser's code of ethics; and (v) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser's code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, with respect to violations of the Sub- Adviser's code of ethics affecting the Fund or Fund Account, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine summaries of the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and all related records.

(d)The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub- Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage in an amount agreed upon from time to time by the Adviser and Sub-Adviser from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall such coverage be less than $5,000,000. The Sub-Adviser shall upon request provide to the Adviser any information it may reasonably require concerning the amount or scope of such insurance. The Sub-Adviser shall provide written notice to the Adviser: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any claims in excess of twenty percent (20%) of the coverage amount will be made on one or more of its insurance policies.

(g)The Sub-Adviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

(h)The Sub-Adviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Adviser. For the avoidance of doubt, the Sub-Adviser may identify itself as a sub-adviser of the Fund during the term of this Agreement, which such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)The Sub-Adviser agrees to notify the Adviser, as soon as practicable, of errors, including trade errors, made by the Sub-Adviser in connection with its management of the Fund Account.

(j)The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures Association ("NFA") relating to commodity trading advisors and is either appropriately registered with the Commodity

Futures Trading Commission ("CFTC") and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Adviser will provide the Fund with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)The Sub-Adviser has established and will keep in effect a "disaster recovery" preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, email or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event requiring the Sub-Adviser to implement any procedures under such plan.

(l)The Sub-Adviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Adviser and meet or exceed the information security standards and practices that are commonly utilized by similarly sized managers in the asset management industry and, in the event the Sub- Adviser becomes aware of any actual or suspected network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in unauthorized access to and/or use by third parties of the confidential information of the Fund or the Adviser (each, a "Cybersecurity Breach"), the Sub-Adviser will immediately take appropriate steps to contain or mitigate the Cybersecurity Breach, and notify the Adviser and the Fund.

13.Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with: (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory organization, the parties hereto shall treat as confidential all material non- public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. The Sub-Adviser shall take steps to ensure that the Fund's portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information, and that such persons comply with the confidentiality provisions of this Agreement. The provisions of this Section 14 shall survive any termination of this Agreement.

15.Duration and Termination.

(a)Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Funds, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties of this Agreement or "interested persons" (as defined within the meaning of Section

2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC. The effective date of this Agreement shall be the date of the consummation of the announced transaction in which Franklin Resources, Inc. is to acquire Legg Mason, Inc., the parent company of the Sub-Adviser.

(b)This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Sub- Adviser.

(c)This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser immediately upon written notice to the Sub-Adviser.

(d)This Agreement shall terminate automatically in the event of its assignment by the Sub-Adviser, or upon the termination of the Advisory Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

(e)This Agreement may be terminated at any time by the Sub-Adviser on ninety (90) days' written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub- Adviser to the Fund and the Adviser arising prior to termination.

16.Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved:

(i)by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify the Agreement without a shareholder vote).

17.Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub- Adviser, and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser's services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

18.Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited to, Registration Statements, Fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser it being agreed that use of said trademark, service mark, symbol or logo or the name of the Sub-Adviser will immediately cease upon termination of this Agreement. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this

Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub- Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to:

GuideStone Capital Management, LLC

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

Attn: Melanie Childers, Vice President – Fund Operations

Email:

All notices provided to the Sub-Adviser will be sent to :

ClearBridge Investments, LLC

620 8th Avenue

New York, New York 10018

Attn: Terrence J. Murphy, CEO

Email:

ClearBridge Investments, LLC

620 8th Avenue

New York, New York 10018

Attn: Barbara Brooke Manning, Esq., General Counsel, Chief Compliance Officer

Email:

[rest of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date of consummation of the announced transaction in which Franklin Resources, Inc. is to acquire Legg Mason, Inc.1

GUIDESTONE FUNDS,

on behalf of the series of the Trust listed on Schedule A

By:____________________________________

Name: John R. Jones

Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC

By:____________________________________

Name: David S. Spika

Title: President

CLEARBRIDGE INVESTMENTS, LLC

By: _________________________________

Name: ______________________________

Title: ______________________________

1Original Agreement dated the date of the consummation of the announced transaction in which Franklin Resources, Inc. is to acquire Legg Mason, Inc.

APPENDIX G

MORE INFORMATION ABOUT

WESTERN ASSET MANAGEMENT COMPANY, LLC

Western Asset Management Company, LLC ("Western") has principal offices at 385 E. Colorado Blvd., Pasadena, California, 91101. As of June 30, 2020, total assets under management were $468.5 billion. Western is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin Resources"). Franklin Resources is a global asset management company.

Listed below are the names, addresses and principal occupations during the past five years for the directors and officers of Western:

Name	Position(s) with Western/Principal Occupations
James Hirschmann	Director, President and Chief Executive Officer since April 1989
Jennifer Williams Murphy	Director and Chief Operating Officer since May 2015
Marzo Bernardi	Director of Client Service and Marketing since May 2015
Dennis McNamara	Director of Portfolio Operations since July 2016
Charles Ruys De Perez	General Counsel and Secretary since April 2007
Kevin Ehrlich	Chief Compliance Officer since February 2007

The business address of Messrs. Hirschmann, Bernardi, McNamara, Ruys De Perez, and Ehrlich and Ms. Williams Murphy is 385 E. Colorado Blvd., Pasadena, California, 91101.

Western does not serve as investment adviser or sub-adviser to any registered investment companies which employ strategies similar to that of the Medium-Duration Bond Fund or the Global Bond Fund.

G-1

APPENDIX H

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT ("Agreement") is made among GUIDESTONE FUNDS, a Delaware statutory trust ("Trust"), GUIDESTONE CAPITAL MANAGEMENT, LLC a limited liability company organized under the laws of the State of Texas ("Adviser"), and WESTERN ASSET MANAGEMENT COMPANY, LLC, a registered investment adviser organized under the laws of the State of California ("Sub-Adviser").

WHEREAS, the Adviser has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, under the Advisory Agreement, subject to the approval of the Board of Trustees of the Trust ("Board"), the Adviser is authorized to retain one or more investment sub-advisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services on behalf of the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time (such series being collectively referred to herein as the "Fund," with any reference herein to the Fund pertaining to such series of the Trust as the context requires), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub- Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

3.Duties as Sub-Adviser.

(a)Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub- Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any agreements, instruments and documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the 1940 Act, the Registration Statement, and all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)In accordance with the Fund's investment policies described in the Registration Statement, the Sub- Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention

("GuideStone Financial Resources"), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective upon receipt by the Sub-Adviser. If the Sub- Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), the Sub- Adviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Adviser to the extent permitted herein) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers and dealers in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to seeking best execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through brokers and dealers in a manner that will help generate resources to pay the costs of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser's reasonable request. On occasions when the

Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account.

(d)Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections 10 and 17 of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the U.S.

Securities and Exchange Commission ("SEC"), SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Adviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i)during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii)an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii)an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

If the Sub-Adviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Adviser shall comply with the Trust's policies and procedures, as provided to the Sub-Adviser, in so doing. The Sub-Adviser acknowledges that, upon entering into this Agreement, it is an "investment adviser" of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an "affiliated person" of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Adviser agrees that it will provide the Adviser with a written list of its affiliated persons, indicating which of those affiliated persons are brokers, dealers, futures commission merchants, and/or banks, and will update such list from time to time as necessary.

(e)In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub- advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended ("CEA"), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund's administrator ("Administrator") with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 14 hereof, unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld. For the avoidance of doubt, where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Adviser shall promptly inform the Trust and the Adviser of the disclosure of such information unless the Sub-Adviser is prohibited from so doing by law.

(g)All transactions for the Fund Account will be consummated by delivery of assets to or from the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the

Custodian in writing, and neither the Sub-Adviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser; provided, that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule B attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the

Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)The Adviser hereby acknowledges that the Sub-Adviser is not responsible for pricing portfolio securities for purposes of calculating the Fund's net asset value. Notwithstanding the foregoing, in accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will timely assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will, based on pricing coverage, use its reasonable efforts to arrange for the provision of valuation information or one or more price(s), for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Fund Account may not accurately reflect the fair value thereof. The Sub-Adviser will maintain adequate records with respect to securities fair valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(j)The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Fund or the Sub- Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. If required, the Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and Schedule 13G with respect to securities held for the Fund Account.

(k)As reasonably requested by the Trust on behalf of the Trust's officers and in accordance with the scope of the Sub-Adviser's obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser's provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust's compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser agrees to: (i) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser's provision of portfolio management services hereunder, it is in compliance with all applicable "federal securities laws," as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust's compliance controls; (iii) upon request and reasonable prior notice, provide the Trust's chief compliance officer with direct access to Sub-Adviser's chief compliance officer (or his/her designee); and (iv) upon request, provide the Trust's chief compliance officer with periodic reports.

(l)The Sub-Adviser is permitted to use persons employed by an "affiliated person" (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an "associated person" of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub- Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliated person. To the extent the Sub-Adviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(l), it will provide the Adviser and the Fund with 30 days' prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser or the Fund.

(m)The Sub-Adviser will not be responsible for making, considering or participating in any class action filings, including bankruptcies, or any other litigation on behalf of the Fund Account. The Sub-Adviser shall reasonably consult with the Trust and the Adviser as to any information it may receive regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall reasonably cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held by the Fund Account.

4.Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust's Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), applicable to regulated investment companies; (iii) the CEA and the rules and regulations adopted thereunder; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials within a commercially practicable time.

5.Proxies. Unless the Adviser gives written instructions to the contrary, the Sub-Adviser shall have discretionary authority to take any action with respect to the voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time, consistent with the Sub-Adviser's obligations under Rule 206(4)-6 under the Advisers Act. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent, for which the Sub-Adviser will remain liable) all relevant proxy solicitation materials. The Sub-Adviser will report quarterly its voting records with respect to the Fund Account, identifying such voting records as voting records of the Fund, to enable the Fund to meet its disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act. The Sub-Adviser represents and covenants that it has adopted written proxy voting policies and procedures, a copy of which has been provided to the Fund, in compliance with current applicable rules and regulations, including but not limited to Rule 206(4)-6 under the Advisers Act and any applicable guidance, and that it will provide to the Adviser as soon as practicable: (i) any proposed update of such policies and procedures; and (ii) such other information as is necessary to assist the Adviser in complying with Rule 206(4)-6 under the Advisers Act.

6.Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule A. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account. If, at any time: (i) the Sub-Adviser provides to any other investment company registered under the 1940 Act investment advisory services using the investment strategies substantially similar to those provided by the Sub-Adviser to the Fund pursuant to this Agreement; (ii) the value of the assets under management with respect to which the Sub-Adviser provides such services to such other investment company is equal to or less than the value of the Fund Account; and (iii) the Sub-Adviser is compensated for providing such services at a rate less than the rate set forth on Schedule A, then the Sub-Adviser shall promptly notify the Adviser of the foregoing in reasonable detail and, as of the date of such notice, the rate set forth on Schedule A shall immediately and without requirement of further action (subject to any required approval or ratification by the Board) be deemed amended to reflect a rate equal to the lower rate at which the Sub-Adviser is compensated by such other investment company.

8.Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.Indemnification.

(a)The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, claims, damages, liabilities and litigation (including reasonable legal and other expenses) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of duty or obligations hereunder.

(b)The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Trust, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of duty or obligations hereunder.

(c)The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of duty or obligations hereunder.

(d)The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such

Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust's breach of duty or obligations hereunder.

(e)The indemnification in this Section 9 shall survive the termination of this Agreement.

10.Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the

Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund's shares are registered under the Securities Act of 1933, as amended.

(c)The execution, delivery and performance by the Trust of this Agreement are within the Trust's powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Trust's governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

11.Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser upon becoming aware (aa) of any breach of this Agreement, (bb) that any representation under this Agreement becomes untrue, (cc) of the occurrence of any event that could reasonably have a materially adverse impact on the Sub-Adviser's ability to provide services under this Agreement or that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund. The Sub-Adviser further agrees to notify the Adviser or the Trust promptly if any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents ("Compliance Procedures") and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to, or could reasonably be expected to have an impact on, the Fund Account, the Fund, the Trust, the Adviser or the Sub-Adviser. The Sub-Adviser will also notify the Adviser of any remedial actions that it takes in response to deficiency letters or similar communications from the SEC or another regulator.

(c)The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 204A- 1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser: (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall: (iii) promptly report to the Board in writing any material amendments to its code of ethics; (iv) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an "Access Person" under the Trust's and Adviser's code of ethics, if such person were not subject to the Sub-Adviser's code of ethics; and (v) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser's code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and related records.

(d)The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub- Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage in an amount agreed upon from time to time by the Adviser and Sub-Adviser from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall such coverage be less than $5,000,000. The Sub-Adviser shall upon request provide to the Adviser a certificate of insurance evidencing such coverage. The Sub-Adviser shall provide written notice to the Adviser: (i) of any material adverse changes in its insurance policies or insurance coverage; or (ii) if any claims in excess of twenty percent (20%) of the coverage amount will be made on one or more of its insurance policies.

(g)The Sub-Adviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

(h)The Sub-Adviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Adviser. For the avoidance of doubt, the Sub-Adviser may identify itself as a sub-adviser of the Fund during the term of this Agreement, which such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)The Sub-Adviser agrees to notify the Adviser, as soon as practicable, of errors, including trade errors, made by the Sub-Adviser in connection with its management of the Fund Account.

(j)The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures Association ("NFA") relating to commodity trading advisors and is either appropriately registered with the Commodity

Futures Trading Commission ("CFTC") and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Adviser will provide the Fund with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)The Sub-Adviser has established and will keep in effect a "disaster recovery" preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Adviser shall notify the Adviser, as soon as practicable, by telephone, email or such other method of prompt communication as may be reasonably available under the circumstances, of the occurrence of any event requiring the Sub-Adviser to implement any procedures under such plan.

(l)The Sub-Adviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Adviser and meet or exceed the information security standards and practices that are commonly utilized by similarly sized managers in the asset management industry and, in the event the Sub- Adviser becomes aware of any actual or suspected network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in unauthorized access to and/or use by third parties of the confidential information of the Fund or the Adviser (each, a "Cybersecurity Breach"), the Sub-Adviser will (i) immediately take appropriate steps to contain or mitigate the Cybersecurity Breach, and (ii) notify the Adviser and the Fund of such Cybersecurity Breach as soon as practicable, without unreasonable delay.

13.Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with: (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory organization, the parties hereto shall treat as confidential all material non- public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. The Sub-Adviser shall take steps to ensure that the Fund's portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information, and that such persons comply with the confidentiality provisions of this Agreement. The provisions of this Section 14 shall survive any termination of this Agreement.

15.Duration and Termination.

(a)Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Funds, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or "interested persons" (as defined within the meaning of Section

2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC. The effective date of this Agreement shall be the date of the consummation of the announced transaction in which Franklin Resources, Inc. is to acquire Legg Mason, Inc., the parent company of the Sub-Adviser.

(b)This Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board, immediately upon written notice to the Sub-Adviser, or (ii) by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Sub-Adviser.

(c)This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, immediately upon written notice to the Sub-Adviser.

(d)This Agreement shall terminate automatically in the event of its assignment by the Sub-Adviser, or upon the termination of the Advisory Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

(e)This Agreement may be terminated at any time by the Sub-Adviser on sixty (60) days' written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub- Adviser to the Fund and the Adviser arising prior to termination.

16.Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved:

(i)by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify the Agreement without a shareholder vote).

17.Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub- Adviser, and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser's services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

18.Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.Reference to the Sub-Adviser. The Adviser and the Trust, with advance written notice given to and permission received by the Sub-Adviser, may publish and distribute information, including, but not limited to, Fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this

Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub- Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission via email or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to:

GuideStone Capital Management, LLC

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

Attn: Melanie Childers, Vice President – Fund Operations

Email:

All notices provided to the Sub-Adviser will be sent to:

Western Asset Management Company, LLC

385 East Colorado Boulevard

Pasadena, California 91101

Attn: Kyle C.I. Colburn

Email:

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date of the consummation of the announced transaction in which Franklin Resources, Inc. is to acquire Legg Mason, Inc.1

GUIDESTONE FUNDS,

on behalf of the series of the Trust listed on Schedule A

By:____________________________________

Name: John R. Jones

Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC

By:____________________________________

Name: David S. Spika

Title: President

WESTERN ASSET

MANAGEMENT COMPANY, LLC

By: _________________________________

Name: ___________________________

Title: ___________________________

1Original Agreement dated the date of the consummation of the announced transaction in which Franklin Resources, Inc. is to acquire Legg Mason, Inc.

SCHEDULE 14C INFORMATION

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	⬜
Check the appropriate box:

⬜Preliminary information statement.

⬜Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

☒Definitive information statement.

GuideStone Funds

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒No fee required.

⬜Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

⬜Fee paid previously with preliminary materials.

⬜Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)Amount previously paid:

(2)Form, schedule or registration statement no.:

(3)Filing party:

(4)Date filed: